EXHIBIT 99.1



    Polymer Research Corp. of America Certification under Section 906 of the
     Sarbanes/Oxley Act- Filed as an exhibit to 10QSB for the Quarter Ended
                                 June 30, 2002



                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Polymer Research Corp. of America (the"Company") On Form 10QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I Carl Horowitz, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



August 14, 2002                                  by: /s/ Carl Horowitz
                                                    ----------------------------
                                                    Chief Executive and Chief
                                                    Financial Officer